                                                                    EXHIBIT 23.3

                        CONSENT OF MILLER AND LENTS, LTD.


         We hereby consent to incorporation by reference in this registration statement on Form S-8 to the references to us under captions "Part I, Item 1 and
2. Business and Properties - Natural Gas and Oil Reserves" in the Annual Report on Form 10-K of The Houston Exploration Company for the year ended December 31, 2001.

                                      /s/ MILLER AND LENTS, LTD.




Houston, Texas
April 26, 2001







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